UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2009

1st FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-53264	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 13, 2009, our board of directors resolved to hold our 2009 annual meeting on May 26, 2009, or on such other date as may be determined by our Chief Executive Officer. 1st Financial held its 2008 annual meeting on July 28, 2008. The deadline for submitting shareholder proposals to be included in our 2009 annual meeting proxy statement and proxy card, other than director nominations, was March 4, 2009. That deadline has passed. The deadline for Shareholder proposals (other than director nominations) intended to be presented at our 2009 annual meeting but not intended for inclusion in the proxy statement and proxy card, was May 18, 2009. That deadline is now changed to a reasonable time prior to the annual meeting.

The deadline for director nominations will be the tenth business day following the date notice of our 2009 annual meeting is given to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1st FINANCIAL SERVICES CORPORATION
(Registrant)

Date: April 16, 2009	By:	/S/ Roger A. Mobley
Roger A. Mobley
Chief Financial Officer

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